U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2012

TEMPCO, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada	001-10320	13-3465289
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7625 East Via Del Reposo

Scottsdale, AZ 85258

(Address of principal executive offices)

(480) 272-8745

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous Independent Accountant

On August 2, 2012, Tempco, Inc. (the “Company”) dismissed Seale and Beers, CPAs (“Seale and Beers”), as its independent accountant. This change in independent accountant was approved by the Company’s Board of Directors.

The reports of Seale and Beers on the Company’s financial statements for the  years ended June 30, 2010 and 2011 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, other than the expression of doubt that the Company can continue as a going concern.

During the years ended June 30, 2010 and 2011, and through August 2, 2012, there were no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused it to make reference thereto in connection with its reports on each of the Company’s financial statements for such years.

During the years ended June 30, 2010 and 2011, and through August 2, 2012, there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company requested that Seale and Beers furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 7, 2012, is filed as Exhibit 16.1 to this Current Report.

Engagement of New Independent Accountant

On August 3, 2012, our Board of Directors engaged MaloneBailey, LLP (“MaloneBailey”) as the independent accountant of the Company for the year ending June 30, 2012, to be effective upon the dismissal of our previous independent accountant on August 2, 2012.

The Company did not consult with MaloneBailey during the years ended June 30, 2010 and 2011, and through August 2, 2012, on any matter that was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, relating to which either a written report was provided to the Company or oral advice was provided that the Company concluded was an important factor considered in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

16.1      Letter from Seale and Beers, CPAs, dated August 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 7, 2012	Tempco, Inc.

By: /s/ Anthony Silverman
Anthony Silverman, President and Chief Executive Officer